FAT BRANDS

FRESH. AUTHENTIC. TASTY.

INVESTOR PRESENTATION

JANUARY 2025

FATBURGER
FAZOLI'S
ROUND TABLE PIZZA ROYALTY
TWIN PEAKS EATS • DRINKS • SCENIC VIEWS
SMOKEY BONES
Johnny Rockets
GREAT AMERICAN cookies
ELEVATION BURGER
Marble SLAB CREAMERY
native grill & wings
HOT DOG ON A STICK
PRETZELMAKER BITE-SIZED FUN. FULL-SIZED FLAVOR.
HURRICANE GRILL & WINGS
PONDEROSA STEAKHOUSE
BONANZA STEAKHOUSE
Buffalo's CAFE | EXPRESS
YALLA



GREAT AMERICAN
ROUND TABLE PIZZA ROYALTY
WITH A TWIST!

LEGAL DISCLAIMER

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future financial and operating results of FAT Brands Inc., estimates of future EBITDA, the timing and performance of new store openings, future reductions in cost of capital and leverage ratio, our ability to conduct future accretive acquisitions, our pipeline of new store locations, and valuations of FAT Brands Inc. and Twin Hospitality Group Inc. Forward-looking statements may use words such as "expect," "foresee," "anticipate," "believe," "project," "should," "estimate," "will," "plans," "forecast," and similar expressions, and reflect our expectations concerning the future. Forward-looking statements are subject to significant business, economic and competitive risks, uncertainties and contingencies, many of which are difficult to predict and beyond our control, which could cause actual results to differ materially from the results expressed or implied in such forward-looking statements. We refer you to the documents that we file from time to time with the Securities and Exchange Commission, such as our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause our actual results to differ materially from our current expectations and from the forward-looking statements contained in this presentation. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of this presentation.

COMPANY

OVERVIEW



Johnny Rockets

FAT BRANDS
FRESH. AUTHENTIC. TASTY.

FAT BRANDS IS A GLOBAL RESTAURANT FRANCHISING COMPANY

FAT Brands Inc. ("FAT Brands", or the "Company") is a leading multi-brand restaurant franchising company

- Public company (NASDAQ: FAT) that develops, acquires and markets quick-service, fast casual, casual dining and polished casual dining restaurant concepts
- Strategic focus on generating revenue through franchise fees and royalty streams via an asset-light model


Global Restaurant Franchising Company


Asset-Light Business Model


Growth Driven by Organic Measures and Synergistic Acquisitions


Opportunities to Eliminate Overhead by Consolidating Acquisitions onto FAT Platform


Proven History of Acquiring & Integrating Brands onto FAT Platform


Significant Management Team Depth and Expertise

Q3 2024 PLATFORM SNAPSHOT

FAT Brands Portfolio of Restaurants Continues to Expand and Has Global Reach

18
Brands

~2,300
Worldwide Locations[(1)]

35
Countries

49
U.S. States
incl. U.S. Territories

~92%
Franchised Locations

~80%
Domestic Locations

730+
Franchise Partners

250+
Multi-Unit Franchise Partners

1,100+ Unit
Development Pipeline



FAT BRANDS FRESH. AUTHENTIC. TASTY.

(1) Includes open locations and locations under construction as of September 29, 2024.

DIVERSIFIED PORTFOLIO OF RESTAURANT CONCEPTS

YTD Q3 2024 Systemwide Sales Breakdown by Category

24.6% Quick Service

- FAZOLI'S
- MARBLE SLAB CREAMERY
- GREAT AMERICAN COOKIES
- PRETZELMAKER

8.4% Casual Dining

- HURRICANE GRILL & WINGS
- PONDEROSA & BONANZA STEAKHOUSES
- BUFFALO'S CAFE
- NATIVE GRILL & WINGS



QSR
Polished Casual
Fast Casual

37.0% Fast Casual

- ROUND TABLE PIZZA
- FATBURGER
- HOT DOG ON A STICK
- ELEVATION BURGER
- JOHNNY ROCKETS
- BUFFALO'S EXPRESS
- YALLA

30.0% Polished Casual

- TWIN PEAKS
- SMOKEY BONES

MANUFACTURING & PRODUCTION FACILITY

40,000 sq. ft. facility in Atlanta, GA, produces cookie batter and dry pretzel mix for franchisees

- Acquired facility as part of the GFG transaction

Vertically integrated facility supplies Great American Cookies and Marble Slab Creamery franchisees with cookie dough, dry pretzel mix, and ancillary items

- Manages entire supply chain from bulk ingredient ordering, to manufacturing and distribution
- Produces over 10 million pounds of cookie dough batter per year and 3.5 million pounds of dry pretzel mix

High profit margin business with ample capacity (~55%) to support growth initiatives

- Actively pursuing strategic initiatives to increase throughput at the factory via (i) organic growth of Great American Cookies and Pretzelmaker brands and (ii) third-party contract manufacturing opportunities
- Successfully completed the conversion of franchised Nestle® Toll House® Café by Chip® locations to Great American Cookies, resulting in increased utilization of the manufacturing and production facility



Factory Revenues
$8,179k
$9,165k
$9,474k
$8,570k
$9,686k
$9,636k
$7,839k
$9,323k
$9,708k
$8,916k
$9,810k
Q1
Q2
Q3
Q4
FY 2022
FY 2023
FY 2024

GREAT AMERICAN cookies MFG.

PLATFORM BUILT FOR GROWTH

FAT Brands has developed a robust management and systems platform that supports the expansion of its existing brands while enabling the accretive acquisition and efficient integration of additional restaurant concepts



Public Relations
Staff Training
Site Selection
Digital & Media Strategy
Marketing & Advertising
Financial Planning
Supply Chain
Restaurant Design

Scalable platform affords FAT Brands the opportunity to synergistically incorporate new concepts with minimal incremental corporate overhead costs

PRUDENT ACQUISITION STRATEGY

Clearly defined near-term acquisition strategy to focus on brands that can (i) accelerate growth at Twin Peaks and (ii) drive revenue and profit at the cookie and pretzel factory

Accelerate Growth at Twin Peaks Drivers

- Smokey Bones has very similar format to Twin Peaks
- Clearly defined roadmap to convert select Smokey Bones into Twin Peaks
- Capitalize on faster and more capital efficient conversions

Grow Profits at Cookie / Pretzel Factory

- Nestle Toll House Café by Chip® acquisition drove unit growth of Great American Cookies

VALUE

PROPOSITION


Johnny
ROCKETS

FAT BRANDS
FRESH. AUTHENTIC. TASTY.

PENDING SPIN-OFF OF TWIN HOSPITALITY GROUP

FAT obtained a solvency opinion in anticipation of partial spin-off transaction

- FAT Brands engaged Sanli Pastore & Hill Inc. (SP&H) to provide a solvency opinion for the pending spin-off of 5% of Twin Hospitality Group and listing of TWNP on NASDAQ as standalone public company.
- SP&H concluded FAT will remain solvent following the transaction (5% of TWNP Class A common stock to be distributed to FAT's shareholders; FAT retains 95% of TWNP Class A common stock and 100% of TWNP Class B common stock).
- SP&H fair market valuation analysis values FAT equity at $2.1 – 2.6bn and TWNP equity at $1.04-$1.28bn. [1]
- Growth potential driven by new franchise locations (leverage valuable IP and minimal operational expenses), re-brandings and updated market strategies to continuously improve IP.
- SP&H performed (i) Balance Sheet Test, (ii) Capital Surplus Test, (iii) Cash Flow Test and (iv) Capital Adequacy Test.
- SP&H determined enterprise value of FAT as of 12/9/2024 to be $3.48bn (base case) based on weighting of three methodologies (45% weight to DCF based on 31.0x exit multiple and 10.0% discount rate, 45% weight to 2025E EBITDA Multiplier of 33.0x and 10% 2025E Revenue Multiplier of 4.25x). [1]

Maintains strong IP value

FAT equity value of $2.1 – 2.6bn

TWNP equity value of $1.04-$1.28bn

FAT enterprise value of $3.48bn

(1) Valuations are subject to significant assumptions and estimates and are not necessarily indicative of future values.

BALANCE SHEET TEST

($ in millions)	Low	Most Likely	High
Enterprise Value	**$3,247**	**$3,479**	**$3,721**
Add: Cash	$125	$125	$125
Less: Debt	($1,272)	($1,272)	($1,272)
Less: Identified Contingent Liabilities	$0	$0	$0
Equity Value	**$2,101**	**$2,333**	**$2,575**
% of Enterprise Value	*64.7%*	*67.0%*	*69.2%*
Twin Peaks Equity Value	**$1,042**	**$1,148**	**$1,279**
% of FAT Equity Value	*49.6%*	*49.2%*	*49.7%*

CAPITAL SURPLUS TEST

($ in millions)	Low	Most Likely	High
Enterprise Value	**$3,247**	**$3,479**	**$3,721**
Add: Cash	$125	$125	$125
Less: Debt	($1,272)	($1,272)	($1,272)
Less: Identified Contingent Liabilities	$0	$0	$0
Less: Capital (Common Stock / Preferred Stock)	($108)	($108)	($108)
Equity Value Less Capital	**$1,993**	**$2,225**	**$2,467**
% of Enterprise Value	*61.4%*	*64.0%*	*66.3%*

KEY ASSUMPTIONS

Sanli Pastore & Hill determined that, in their opinion, FAT will remain solvent on a pro-forma basis following proposed spin-off transaction

- SP&H performed four required solvency tests to determine their opinion
- 5% Twin Class A common stock distributed to FAT's shareholders and Twin will be listed on NASDAQ:TWNP
- Enterprise value of $3.48bn (base case) based on weighting of three methodologies
- Growth driven by new franchise locations, leveraging valuable intellectual property
- Fair market valuation analysis values FAT equity at $2.1 – 2.6bn and TWNP equity at $1.04-$1.28bn
- Seasoned and established management team

$3.48bn

FAT Enterprise Value

$2.33bn

FAT Equity Value

$1.15bn

Twin Hospitality Equity Value (most likely case)

YTD Q3 2024

HIGHLIGHTS


FATBURGER

FAT BRANDS
FRESH. AUTHENTIC. TASTY.

YTD Q3 2024 HIGHLIGHTS


7.3% Sales Growth (1)
System-Wide


-2.7% SSS Decline (2)
System-Wide


$1,822.6mm
System-Wide Sales


62 New Store Openings (3)
YTD Q3 2024


$447.4mm Total Revenue
YTD Q3 2024


$48.0mm Adj. EBITDA (4)
YTD Q3 2024

(1) System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.

(2) Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year.

(3) New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results.

(4) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

YTD Q3 2024 RESULTS

Royalties



$69.2mm
$67.6mm
YTD Q3 2023
YTD Q3 2024

Revenue



$321.8mm
$447.4mm
YTD Q3 2023
YTD Q3 2024

Systemwide Sales



$1,698.9mm
$1,822.6mm
YTD Q3 2023
YTD Q3 2024

Adj. EBITDA (1)



$64.2mm
$48.0mm
YTD Q3 2023
YTD Q3 2024

(1) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix. 2Q 2023 includes $12.7 million related to Employee Retention Tax Credits and 2Q 2024 includes $2.1 million related to Employee Retention Tax Credits.

2025 STRATEGIC FOCUS

Accelerate Build-Out of 1,100+ Unit New Store Pipeline

Refinance Remaining Securitization Trusts

Grow Factory Production to Utilize ~60% Excess Capacity via Expanded Organic Channels & 3rd Party Dough & Mix Manufacturing

Drive Adj. EBITDA Growth
~$10mm from New Stores
~$5mm from Factory

Realize Liquidity Events to Deleverage Balance Sheet

Realize Purchasing Savings from ~$600mm in Purchasing Power Effectively Reducing Costs

EXPERIENCED MANAGEMENT TEAM

Ken Kuick	Rob Rosen	Thayer Wiederhorn	Taylor Wiederhorn
Co-CEO & Chief Financial Officer Noodles & Company, VICI Properties, Caesars Entertainment	**Co-CEO & Head of Debt Capital Markets** Black Diamond Capital Management, Fleet Bank, Kidder Peabody	**Chief Operating Officer** 13+ years w/ Fog Cutter Capital and Fatburger	**Chief Development Officer** 13+ years w/ Fog Cutter Capital and Fatburger
Mason Wiederhorn	**Allen Sussman**	**Jenn Johnston**	**Joe Hummel**
Chief Brand Officer 12+ years w/ Fog Cutter Capital and Fatburger	**Executive Vice President & General Counsel** Partner Loeb & Loeb LLP	**Chief Marketing Officer** Global Franchise Group, NexCen Franchise Management	**CEO Twin Peaks** **President Polished Casual Division** Twin Peaks, La Cima Restaurants, Hooters
Jake Berchtold	**Allison Lauenstein**	**Gregg Nettleton**	**David Pear**
COO Fast Casual Division 15+ years w/ Fatburger	**President QSR Division** Global Franchise Group, Dunkin' Brands, Hyatt Hotels	**President Fazoli's** **President & COO Casual Dining Division** GBS Enterprises, Black Angus Steakhouses, IHOP	**President Round Table Pizza** Desert De Oro Foods, Del Taco, Yum! Brands, Domino's Pizza

Ron Roe	Donald J. Berchtold	Michael G. Chachula
Senior Vice President of Finance Fog Cutter Capital, Piper Jaffray	**Chief Concept Officer** 20+ years w/ Fog Cutter Capital	**Chief Information Officer** The Coffee Bean & Tea Leaf®, IHOP® Restaurants

BOARD OF DIRECTORS

Name	Position	Background
Andrew A. Wiederhorn	Chairman	Founder of FAT Brands, Fog Cutter Capital, Wilshire Financial Services
John S. Allen	Director	Pacific Way Bakery & Café
Donald J. Berchtold	Director	20+ years w/ Fog Cutter Capital
Lynne Collier	Director	ICR, Canaccord Genuity, Loop Capital
Tyler B. Child	Director	JMP Securities LLC, Banc of America Securities LLC, Montgomery Securities
Mark Elenowitz	Director	Horizon Fintex, Upstream, Digital Offering, BANQ®
James G. Ellis	Director	Dean of Marshall School of Business at University of Southern California
Peter R. Feinstein	Director	SHAC, LLC, Sugar Factory, El Dorado Cantina, Country Star Restaurants
Matthew H. Green	Director	Peninsula Capital
John C. Metz	Director	Franchisee of Denny's, Wahoo Seafood Grill, Hurricane Dockside Grill
Carmen Vidal	Director	15+ years w/ Fatburger
Mason Wiederhorn	Director	13+ years w/ Fog Cutter Capital and Fatburger
Taylor Wiederhorn	Director	13+ years w/ Fog Cutter Capital and Fatburger
Thayer Wiederhorn	Director	13+ years w/ Fog Cutter Capital and Fatburger

SUMMARY OF INVESTMENT HIGHLIGHTS


Global Restaurant
Franchising Company


Asset-Light
Business Model


Growth Driven by
Organic Measures &
Synergistic Acquisitions


Opportunities to Eliminate
Overhead by Consolidating
Brands onto FAT Platform


Proven History of
Acquiring and Integrating
Brands onto FAT Platform


Significant
Management Team
Depth and Expertise

APPENDIX



DEFINITIONS

"EBITDA," a non-GAAP measure, defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP") and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

"Adjusted EBITDA," a non-GAAP measure, defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

"Adjusted net loss," a non-GAAP measure, defined as net loss plus the impact of adjustments and the tax effects of such adjustments. Adjusted net loss is presented because we believe it helps convey supplemental information to investors regarding our performance, excluding the impact of special items that affect the comparability of results in past quarters to expected results in future quarters. Adjusted net loss as presented may not be comparable to other similarly titled measures of other companies, and our presentation of adjusted net loss should not be construed as an inference that our future results will be unaffected by excluded or unusual items. Our management uses this non-GAAP financial measure to analyze changes in our underlying business from quarter to quarter based on comparable financial results. Reconciliations of net loss attributable to FAT Brands Inc. presented in accordance with GAAP to EBITDA, adjusted EBITDA and adjusted net loss are set forth in the Appendix.

"Same-store sales growth" or "SSS" a non-GAAP measure, reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year.

"System-wide sales growth," a non-GAAP measure, reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.

EQUITY CAPITALIZATION [(1)]

	Ticker	Shares	Liquidation Preference	WAEP
Series B Preferred Stock:	NASDAQ: FATBP	7,897,267	$197,431,675	N/A
Common Stock:	NASDAQ: FAT NASDAQ: FATBB	15,835,663 (Class A) 1,270,805 (Class B)	N/A	N/A
Options:	N/A	3,153,199	N/A	$9.15
Warrants:	NASDAQ: FATBW	894,179	N/A	$2.61

(1) As of September 29, 2024

CONSOLIDATED STATEMENT OF OPERATIONS

FAT Brands Inc. Consolidated Statements of Operations

(In thousands, except share and per share data)	Thirteen Weeks Ended September 29, 2024	Thirteen Weeks Ended September 24, 2023	Thirty-Nine Weeks Ended September 29, 2024	Thirty-Nine Weeks Ended September 24, 2023
Revenue				
Royalties	$ 22,353	$ 23,930	$ 67,618	$ 69,166
Restaurant sales	99,238	62,578	312,587	187,957
Advertising fees	9,708	9,960	29,569	28,979
Factory revenues	9,490	9,323	28,599	28,174
Franchise fees	2,576	2,477	5,170	4,042
Other revenue	—	1,098	3,829	3,503
Total revenue	143,365	109,366	447,372	321,821
Costs and expenses				
General and administrative expense	34,481	24,458	94,044	62,820
Cost of restaurant and factory revenues	96,792	59,168	295,955	177,757
Depreciation and amortization	10,736	7,040	31,176	21,217
Refranchising loss	157	408	1,840	746
Advertising fees	10,032	11,671	37,275	33,808
Total costs and expenses	152,198	102,745	460,290	296,348
(Loss) income from operations	(8,833)	6,621	(12,918)	25,473
Other (expense) income, net				
Interest expense	(31,109)	(25,319)	(90,318)	(70,417)
Interest expense related to preferred shares	(4,418)	(4,417)	(13,253)	(13,771)
Net gain (loss) on extinguishment of debt	—	(2,723)	427	(2,723)
Other (expense) income, net	(252)	(128)	(800)	137
Total other expense, net	(35,779)	(32,587)	(103,944)	(86,774)
Loss before income tax provision (benefit)	(44,612)	(25,966)	(116,862)	(61,301)
Income tax provision (benefit)	143	(1,310)	5,568	2,572
Net loss	$ (44,755)	$ (24,656)	$ (122,430)	$ (63,873)
Net loss	$ (44,755)	$ (24,656)	$ (122,430)	$ (63,873)
Dividends on preferred shares	(1,935)	(1,794)	(5,736)	(5,175)
	$ (46,690)	$ (26,450)	$ (128,166)	$ (69,048)
Basic and diluted loss per common share	$ (2.74)	$ (1.59)	$ (7.54)	$ (4.17)
Basic and diluted weighted average shares outstanding	17,052,007	16,613,840	16,999,889	16,553,528
Cash dividends declared per common share	$ 0.14	$ 0.14	$ 0.42	$ 0.42

CONSOLIDATED EBITDA & ADJ. EBITDA RECONCILIATION

FAT Brands Inc. Consolidated EBITDA and Adjusted EBITDA Reconciliation

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended	
(In thousands)	September 29, 2024	September 24, 2023	September 29, 2024	September 24, 2023
Net loss	$ (44,755)	$ (24,656)	$ (122,430)	$ (63,873)
Interest expense, net	35,527	29,736	103,571	84,188
Income tax provision (benefit)	143	(1,310)	5,568	2,572
Depreciation and amortization	10,736	7,040	31,176	21,217
EBITDA	1,651	10,810	17,885	44,104
Bad debt expense	2,348	(630)	787	(12,701)
Share-based compensation expenses	539	1,096	1,961	2,668
Non-cash lease expenses	398	558	1,786	1,232
Refranchising loss	157	408	1,840	746
Litigation costs	6,175	4,780	17,835	19,448
Severance	384	—	425	1,036
Net loss related to advertising fund deficit	1,563	1,591	4,985	4,365
Net (gain) loss on extinguishment of debt	—	2,723	(427)	2,723
Pre-opening expenses	844	537	935	577
Adjusted EBITDA	$ 14,059	$ 21,874	$ 48,012	$ 64,197

ADJUSTED NET LOSS RECONCILIATION

FAT Brands Inc. Adjusted Net Loss Reconciliation

(In thousands, except share and per share data)	Thirteen Weeks Ended September 29, 2024	Thirteen Weeks Ended September 24, 2023	Thirty-Nine Weeks Ended September 29, 2024	Thirty-Nine Weeks Ended September 24, 2023
Net loss	$ (44,755)	$ (24,656)	$ (122,430)	$ (63,873)
Refranchising loss	157	408	1,840	746
Net (gain) loss on extinguishment of debt	—	2,723	(427)	2,723
Litigation costs	6,175	4,780	17,835	19,448
Severance	384	—	425	1,036
Tax adjustments, net (1)	22	(398)	937	1,365
Adjusted net loss	$ (38,017)	$ (17,143)	$ (101,820)	$ (38,555)
Net loss	$ (44,755)	$ (24,656)	$ (122,430)	$ (63,873)
Dividends on preferred shares	(1,935)	(1,794)	(5,736)	(5,175)
	$ (46,690)	$ (26,450)	$ (128,166)	$ (69,048)
Adjusted net loss	$ (38,017)	$ (17,143)	$ (101,820)	$ (38,556)
Dividends on preferred shares	(1,935)	(1,794)	(5,736)	(5,175)
	$ (39,952)	$ (18,937)	$ (107,556)	$ (43,731)
Loss per basic and diluted share	$ (2.74)	$ (1.59)	$ (7.54)	$ (4.17)
Adjusted net loss per basic and diluted share	$ (2.34)	$ (1.14)	$ (6.33)	$ (2.64)
Weighted average basic and diluted shares outstanding	17,052,007	16,613,840	16,999,889	16,553,528

(1) Reflects the tax impact of the adjustments using the effective tax rate for the respective periods.



CONTACT

INVESTOR RELATIONS:

ICR
MICHELLE MICHALSKI
IR-FATBRANDS@ICRINC.COM
646-277-1224

MEDIA RELATIONS:

FAT BRANDS
ERIN MANDZIK
EMANDZIK@FATBRANDS.COM
860-212-6509